SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __ )

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☐	Soliciting Material Pursuant to §240.14a-12

NANOMETRICS INCORPORATED

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 22, 2018 NANOMETRIC INCORPORATED Meeting Information Meeting Type: Annual Meeting For holders as of: March 23, 2018 Date: May 22, 2018 Time: 9:00 AM Local Time Location: Nanometrics Incorporated 1550 Buckeye Drive Milpitas, CA 95035 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. NANOMETRICS INCORPORATED 1550 BUCKEYE DRIVE MILPITAS, CA 95035 E42253-P06428

Before You vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents for this and future stockholders meetings, you must request one, otherwise you will not receive one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.coim 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2018, to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meetig materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E42254-P06428

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) J. Thomas Bentley 2) Edward J. Brown, Jr. 03) Robert Deuster 04) Pierre-Yves Lesaicherre, PH.D. 05) Bruce C. Rhine 06) Christopher A. Seams 07) Timothy J. Stultz, Ph.D. 08) Christine A. Tsingos The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To approve, on an advisory basis, the compensation of Nanometrics’ named executive officers, as disclosed in the proxy statement. 3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Nanometrics for its fiscal year ending December 29, 2018 NOTE: All directors are up for election and, if elected, will each serve for a term of one year or until his/her respective successor has been duly elected and qualified. Directions to the annual meeting may be found on Nanometrics’ website www.nanometrics.com by clicking on “Contact” then “Map & Local Driving Directions.” E42255-P06428

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